                                                                   EXHIBIT 10.10



                               EXTENSION OF LEASE


         THIS AGREEMENT of Extension of Lease, entered into as of the 1st day of April, 1989, by and between TRIANGLE DEVELOPMENT COMPANY, a partnership organized and existing under the laws of the State of Washington, herein referred to as "Landlord", and FIRST INTERSTATE BANK OF WASHINGTON, N.A., a banking institution organized under the laws of the United States, doing business in Cowlitz County, Washington, herein referred to as "Tenant".

                                R E C I T A L S

         1. By Lease dated October 7, 1963, TWIN CITY DEVELOPMENT CO., to the interest of which Landlord is a successor and BANK OF COWLITZ COUNTY, to the interest of which Tenant is a successor, entered into a lease for premises in the Triangle Shopping Center ("the Property") for a period of 25 years.

         2. Pursuant to the terms of the October 7, 1963 Lease, Tenant had the right to extend the term thereof for an additional 10 year period, which Tenant desires to exercise.

         3. The parties desire to reduce to writing those specific ways in which the previous Lease will be modified during the 10 year extension period.

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

         1. The October 7, 1963 Lease above identified is extended for a period of 10 years commencing April 1, 1989 and ending March 31, 1999.

         2. The Tenant covenants and agrees to pay to the Landlord an annual rental of $13,500.00, payable in equal monthly installments of $1,125.00 payable on the first day of each month of the Lease term.

         The annual rental shall be revised on each and every third year anniversary date, i.e. April 1, 1992, April 1, 1995, and April 1, 1998, in relation to the relative changes in the cost of living. Effective on each of the three dates set forth above, the annual rental provided in this Extension Agreement shall be adjusted by multiplying $13,500.00 times a fraction, the numerator of which shall be the Consumer Price Index for U.S. Average, general summary and groups, sub-groups and selected items for city wage earners and clerical workers "all items" published by the United States Department of Labor, Bureau of Labor Statistics for the November immediately proceeding the effective date of the adjustment and the denominator shall be the same Consumer Price Index for November, 1988. If the Bureau of Labor Statistics changes the form or the basis of calculating the Consumer Price Index, the parties agree to use whatever successor Index is available and if none, the most nearly compatible available Index.

         The Tenant's obligation to pay any Cowlitz County real property taxes, diking assessment and periodic fire insurance premiums as provided in the second paragraph of Section 2 of the October 7, 1963 Lease shall remain in full force and effect. In addition, Tenant shall provide Landlord with an annual Certificate of Insurance showing adequate fire and liability insurance coverage on the building.

         Tenant shall pay a pro-rata share of the common area maintenance and mall promotional fees, said payments to be made monthly in the minimum amounts of $50.00 per month for the common area maintenance and $25.00 per month for mall promotional fees.

         3. Except as specifically modified in this Extension Agreement, the terms and provisions of the October 7, 1963 Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have set their hand this 13th day of April, 1989.


                                       TRIANGLE DEVELOPMENT CO.


                                       By: /s/
                                           ----------------------------------
                                       Its:     General Partner
                                           ----------------------------------

                                       FIRST INTERSTATE BANK OF
                                       WASHINGTON, N.A.


                                       By: /s/
                                           ----------------------------------
                                       Its: Vice President
                                            ---------------------------------

                                       By: /s/
                                           ----------------------------------
                                       Its: Assistant Vice President
                                            ---------------------------------